Offerings - Offering: 1	Nov. 24, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 182,756,627.48
Fee Rate	0.01381%
Amount of Registration Fee	$ 25,238.69
Offering Note	Estimated solely for purposes of calculating the filing fee. The aggregate purchase price of the Convertible Senior Secured Notes due 2029 (the “Notes”) is calculated as the sum of (a) $177,506,000.00, representing 100% of the principal amount of the Notes outstanding as of November 24, 2025, plus (b) $5,250,627.48, representing accrued and unpaid interest on the Notes to, but excluding, January 7, 2026, the repurchase date.The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, equals $138.10 per $1,000,000 of the value of the transaction.